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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                             AMENDMENT NO. 1 TO
                                  FORM 8-K

                               CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 27, 2002
                                                  --------------

                          DIGITAL ANGEL CORPORATION
                  (Formerly Medical Advisory Systems, Inc.)
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           (Exact name of registrant as specified in its charter)


             Delaware                  1-15177                 52-1233960
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  (State or other jurisdiction       (Commission              (IRS Employer
        of incorporation)            File Number)          Identification No.)

         490 Villaume Avenue, South St. Paul, MN                   55075
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         (Address of principal executive offices)               (Zip Code)

     Registrant's telephone number, including area code: (651) 455-1621
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         On April 11, 2001 the Registrant, Digital Angel Corporation, filed a Current Report on Form 8-K reporting the acquisition of the Advanced Wireless Group from Applied Digital Solutions, Inc. By this amendment the Registrant is filing the required financial statements and pro forma financial information.



Item 7.  Financial Statements and Exhibits.

(a)      Financial statements of business acquired:

         Financial statements for the Advanced Wireless Group as of December 31, 2001 and 2000, and for each of the three years in the three year period ended December 31, 2001.

         On April 18, 2002, Applied Digital Solutions, Inc. ("ADS") changed its certifying accountant from PricewaterhouseCoopers LLP ("PwC") to Grant Thornton LLP. Prior to the merger of Digital Angel Acquisition Co., a wholly-owned subsidiary of the Registrant, with and into the former Digital Angel Corporation ("Digital Angel"), Digital Angel was a wholly-owned subsidiary of ADS. On May 14, 2002, Grant Thornton LLP resigned due to a disagreement with ADS concerning the proper treatment with respect to certain options. The Registrant has not engaged an outside auditing firm to replace Grant Thornton LLP. Until the interim financial statements contained in the Registrant's Quarterly Report on Form 10-Q have been reviewed by an independent public accountant, PwC has indicated its intention not to consent to the use of its report on the Advanced Wireless Group's consolidated financial statements as of and for the year ended December 31, 2001 required pursuant to Rule 3-05(b)(2) of Regulation S-X. As a result of the foregoing, the Registrant has included as an exhibit to this report the Advanced Wireless Group's unaudited consolidated financial statements as of December 31, 2001 and 2000 and for the three year period ended December 31, 2001.

         Form 10Q for Digital Angel Corporation as of March 31, 2002, and for the three months ended March 31, 2002 and 2001, incorporated by reference to Digital Angel's Form 10-Q filed on May 20, 2002.

(b)      Pro forma financial information

         Pro forma financial information for the year ended December 31, 2001 and the three months ended March 31, 2002.

(c)      Exhibits.

         99.3 Financial statements of the Advanced Wireless Group as of December 31, 2001 and 2000 and for each of the three years in the three-year period ended December 31, 2001.

         99.4  Pro forma financial information.

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                                 SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            DIGITAL ANGEL CORPORATION
                                            (Registrant)


Date: May 20, 2002                          /s/James P. Santelli
      ------------                          ------------------------------
                                            James P. Santelli
                                            Vice President-Finance, Chief
                                              Financial Officer



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